EXHIBIT 99.1
The CATO Corporation
NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

Charles D. Knight

Executive Vice President

Chief Financial Officer

InvestorRelations@catocorp.com
CATO

REPORTS 2Q RESULTS
CHARLOTTE, N.C. (August 18, 2022) – The Cato Corporation (NYSE: CATO)

today reported a net loss of
$2.3 million or ($0.11) per diluted share for the second quarter ended July 30, 2022, compared to net income of
$14.0 million or $0.62 per diluted share for the second quarter ended July 31, 2021.

Sales for the second quarter ended July 30, 2022 were $195.0 million, or a decrease of 5% from sales of $206.0 million for the second quarter ended July 31, 2021.

The Company’s same-store sales for the quarter decreased
5% compared to 2021.
For the six months ended July 30, 2022, the Company reported net income of $7.4 million or $0.35 per diluted share, compared to net income of $34.7 million or $1.54 per diluted share for the six months ended July 31,
2021.

Sales for the six months ended July 30, 2022 were $399.9 million, a decrease of 4% to sales of $417.2 million for the six months ended July 31, 2021.

Year

-to-date same-store sales decreased 4% to 2021.

“Our sales were negatively impacted during the first half of the year by the increasing pressure of inflation on consumers’ ability to spend on discretionary items such as fashion apparel, resulting in significant markdowns to clear inventory,” stated John Cato, Chairman, President, and Chief Executive Officer.

“We have

taken steps
to right size our inventory by the end of the fourth quarter, including increased markdowns and reducing future order volumes.

However, we believe the back half of the year will be challenging as a result of the increasing inflationary environment, effects of the tight labor market and continued late merchandise shipments due to supply chain disruption.”
Gross margin decreased from 43.9% to 32.4% of sales in the quarter due to lower merchandise margins and increased freight expense.

SG&A expenses as a percent of sales decreased from 34.5% to 31.2% of sales during the quarter primarily due to reduced incentive compensation expense, partially offset by increased payroll expense, reflecting more normalized operations, coupled with wage inflation. Tax expense for the
quarter was $5.7 million versus $4.6 million in the prior year, reflecting a true-up of the projected year-end tax rate, resulting in a quarterly rate of 166.5%, which generated the net loss for the period.

Year

-to-date gross margin decreased to 34.0% of sales from 42.6% the prior year primarily due to decreased merchandise margins and increased freight expense.

The year-to-date SG&A rate was 30.3% versus 32.2%
primarily due to lower incentive compensation expense, partially offset by increased payroll expense, which is a reflection of normalized operations and higher wages.

Income tax expense for the first half was $7.6 million,
flat to last year.
During the second quarter ended July 30, 2022, the Company opened 4 stores, relocated 2 stores and closed 7 stores.

As of July 30, 2022, the Company has 1,312 stores in 32 states, compared to 1,325 stores in 32 states as of July 31, 2021.
The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three concepts, “Cato,” “Versona”

and “It’s Fashion.”

The Company’s Cato stores offer exclusive merchandise
with fashion and quality comparable to mall specialty stores at low prices every day.

The Company also offers
exclusive merchandise found in its Cato stores at www.catofashions.com.

Versona

is a unique fashion
destination offering apparel and accessories including jewelry,

handbags and shoes at exceptional prices every
day.

Select Versona

merchandise can also be found at www.shopversona.com.

It’s Fashion offers fashion with
a focus on the latest trendy styles for the entire family at low prices every day.
Statements in this press release

that express a belief, expectation or intention, as

well as those that are not a historical fact,

i
ncluding,
without limitation, statements regarding

the Company’s

expected or estimated operational financial results,

activities or
opportunities, and potential impacts and effects of the coronavirus are considered

“forward-looking” within the meaning of The
Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are

based on current expectations that are

subject
to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from

those
contemplated by the forward-looking statements.

Such factors include, but are not limited to, any actual or perceived deterioration in
the conditions that drive consumer confidence and spending, including,

but not limited to, prevailing social, economic,

political and
public health conditions and uncertainties, levels of unemployment, fuel,

energy and food costs, wage rates, tax rates, interest

rates,
home values, consumer net worth and the availability of credit;

changes in laws or regulations affecting our business

including but
not limited to tariffs; uncertainties regarding

the impact of any governmental action regarding,

or responses to, the foregoing
conditions; competitive factors and pricing pressures;

our ability to predict and respond

to rapidly changing fashion trends and
consumer demands; our ability to successfully implement our new store development strategy to increase

new store openings and the
ability of any such new stores to grow

and perform as expected; adverse weather,

public health threats (including the global
coronavirus (COVID-19) outbreak)

or similar conditions that may affect our sales or operations; inventory risks due to shifts in
market demand, including the ability to liquidate excess inventory at anticipated margins; and other factors discussed under

“Risk
Factors” in Part I, Item 1A

of the Company’s

most recently filed annual report

on Form 10-K and in other reports the Company files
with or furnishes to the SEC from time to time.

The Company does not undertake to publicly update or revise

the forward-looking
statements even if experience or future changes

make it clear that the projected results expressed

or implied therein will not be
realized. The Company is not responsible

for any changes made to this press release

by wire or Internet services
* * *

THE CATO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED July 30, 2022 AND July 31, 2021
(Dollars in thousands, except per share data)
Quarter Ended Six Months Ended
July 30, %
July 31, %
July 30, %
July 31, %
2022

Sales
2021 Sales
2022

Sales
2021 Sales
REVENUES

Retail sales
$ 195,006 100.0%
$ 205,962 100.0%
$ 399,939 100.0%
$ 417,196 100.0%

Other revenue (principally finance,

late fees and layaway charges)
1,858 1.0%
1,784 0.9%
3,646 0.9%
3,635 0.9%

Total revenues
196,864 101.0%
207,746 100.9%
403,585 100.9%
420,831 100.9%
GROSS MARGIN (Memo) 63,257 32.4%
90,375 43.9%
135,947 34.0%
177,934 42.6%
COSTS AND EXPENSES, NET

Cost of goods sold
131,749 67.6%
115,587 56.1%
263,992 66.0%
239,262 57.4%

Selling, general and administrative
60,768 31.2%
70,984 34.5%
121,209 30.3%
134,221 32.2%

Depreciation
2,811 1.4%
3,137 1.5%
5,554 1.4%
6,179 1.5%

Interest and other income
(1,884) -1.0%
(515) -0.3%
(2,287) -0.6%
(1,178) -0.3%

Costs and expenses, net
193,444 99.2%
189,193 91.9%
388,468 97.1%
378,484 90.7%
Income Before Income Taxes
3,420 1.8%
18,553 9.0%
15,117 3.8%
42,347 10.2%
Income Tax Expense

5,694 2.9%
4,561 2.2%
7,643 1.9%
7,642 1.8%
Net Income (Loss)
$ (2,274) -1.2%
$ 13,992 6.8%
$ 7,474 1.9%
$ 34,705 8.3%
Basic Earnings Per Share
$ (0.11)
$ 0.62
$ 0.35
$ 1.54
Basic Weighted Average

Shares
21,177,321
22,596,907
21,261,405
22,554,736
Diluted Earnings Per Share
$ (0.11)
$ 0.62
$ 0.35
$ 1.54
Diluted Weighted Average

Shares
21,177,321
22,596,907
21,261,405
22,554,736

THE CATO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
August 30,
January 29,
2022

2022

(Unaudited)
(Unaudited)
ASSETS
Current Assets

Cash and cash equivalents
$ 30,153
$ 19,759

Short-term investments
123,439
145,998

Restricted cash
3,930
3,919

Accounts receivable - net
24,830
55,812

Merchandise inventories
116,593
124,907

Other current assets
6,566
5,273
Total Current Assets
305,511
355,668
Property and Equipment - net
67,915
63,083
Noncurrent Deferred Income Taxes
9,656
9,313
Other Assets
23,097
24,437
Right-of-Use Assets, net
154,636
181,265

TOTAL
$ 560,815
$ 633,766
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
$ 139,804
$ 177,327
Current Lease Liability
59,494
66,808
Noncurrent Liabilities
18,685
17,914
Lease Liability
96,999
117,521
Stockholders' Equity
245,833
254,196

TOTAL
$ 560,815
$ 633,766